UNITED
                         STATES SECURITIES AND EXCHANGE
                                   COMMISSION
                              Washington, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             ----------------------

                                 March 27, 2006
                Date of Report (Date of earliest event reported)

                             TARPON INDUSTRIES, INC.
             (Exact name of registrant as specified in its Charter)



        Michigan                       001-32428               30-0030900
(State or other jurisdiction    (Commission File Number)     (IRS Employer
 of incorporation)                                         Identification No.)



                                2420 Wills Street
                           Marysville, Michigan 48040
               (Address of principal executive offices) (Zip Code)

                                 (810) 364-7421
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.02 Termination of a Material Definitive Agreement
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
99.1 Resignation Letter of John A. Mayfield dated March 27, 2006
99.2 Press Release, dated March 31, 2006, regarding Mayfield resignation
99.3 Press Release, dated March 31, 2006, announcing termination of the Midwest Transaction


Item 1.02 Termination of a Material Definitive Agreement

     The Registrant has terminated its Definitive Agreement to acquire Midwest Tube Mills, Inc. ("Midwest"), executed August 30, 2005, based upon Midwest's inability to provide audited company financial statements and its written advice to Tarpon of a material adverse change in its business and operations. The definitive agreement to acquire Midwest was subject to a number of closing conditions, including the requirement that there not be a material adverse change in the operating results of the target and Midwest's responsibility to deliver audited financial statements.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On March 27, 2006, the Registrant's Chief Financial Officer, John A. Mayfield, submitted his resignation, effective immediately following the filing of the Company's Annual Report on Form 10-K for the period ended December 31, 2005. Mr. Mayfield stated he is resigning for family reasons. Mr. Mayfield has signed the Registrant's Form 10-K as its Chief Financial Officer. A copy of Mr. Mayfield's resignation letter is annexed to this report as an exhibit, the material terms of which are described above.

Item 9.01 Financial Statements and Exhibits

     Exhibit No. Description
     99.1 Resignation Letter of John A. Mayfield dated March 27, 2006
     99.2 Press Release, dated March 31, 2006, regarding Mayfield resignation
     99.3 Press Release, dated March 31, 2006, announcing termination of the Midwest Transaction


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             TARPON INDUSTRIES, INC.

                             Date: March 31, 2006

                             By:/s/ J. Peter Farquhar
                                --------------------------------------------
                                J. Peter Farquhar, Chief Executive Officer

     Exhibit 99.1 Resignation Letter of John A. Mayfield dated March 27, 2006



Date:    March 27, 2006

To:      Peter Farquhar

From:    John Mayfield

Subject: Resignation

Dear Peter,

     This is to inform you of my decision to resign from Tarpon Industries, Inc., after the filing of the 10K on March 31, 2006. The decision to leave is strictly due to family circumstances. Even though we have had an on going dialogue as to this potential situation, my personal situation is such that I must resign form the Company on March 31, 2006. If the 10-K Report is not filed by March 30, 2006, I will extend my resignation so that I can sign the same as Chief Financial Officer, but not beyond April 7, 2006. I will not be actively performing other services beyond March 31, 2006.

                    Respectfully yours,

                    /s/ John Mayfield
                    -------------------
                    John Mayfield

Exhibit 99.2 Press Release, dated March 31, 2006, regarding Mayfield resignation

IMPORTANT NEWS FROM

                            TARPON INDUSTRIES, INC.


             TARPON INDUSTRIES, INC. ANNOUNCES MAYFIELD RESIGNATION

Marysville, Michigan - March 31, 2006 - Tarpon Industries, Inc. (AMEX: TPO), a manufacturer and distributor of structural and mechanical steel tubing and engineered steel storage rack systems, today announced that John A. Mayfield, Chief Financial Officer, has tendered his resignation to be effective after the filing of Tarpon's 10 K Report. Mr. Mayfield's decision to leave is strictly due to family circumstances.

"We are disappointed about losing an employee of John's caliber and were not expecting his resignation; however, we respect his decision and recognize the importance of family," said Tarpon Chairman and CEO, J. Peter Farquhar. "John's expertise will be missed. During his tenure John made significant improvements to the financial management and systems of our company. We have engaged Tatum Partners LLC to provide Tarpon with interim financial support and are confident that this will afford a smooth transition. We have commenced our search for a new Chief Financial Officer."

About Tarpon Industries, Inc.

Tarpon Industries, Inc., through its wholly owned subsidiaries within the United States and Canada, manufactures and sells structural and mechanical steel tubing and engineered steel storage rack systems. Through an acquisition-driven business model, the company's mission is to become a larger and more significant manufacturer and distributor of structural and mechanical steel tubing, engineered steel storage rack systems and related products. For more information, please visit Tarpon's website at http://www.tarponind.com. About Tatum, LLC Tatum LLC is the largest and fastest growing executive services and consulting firm in the United States. Founded in 1993, Tatum set upon a mission of becoming the first national organization to provide executive-level CFO services to companies undergoing rapid and significant change. Today, Tatum is a 30 office, 500 partner, $100 million firm providing strategic, financial and technology leadership services to fast-growth medium and large-sized businesses. Tatum has more than several thousand clients world-wide.

Forward-Looking Statements

Certain statements made by Tarpon in this news release and other periodic oral and written statements, including filings with the Securities and Exchange Commission, are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, as well as statements which address operating performance, events or developments that we believe or expect to occur in the future, including those that discuss strategies, goals, outlook or other non-historical matters, or which relate to future sales or earnings expectations, cost savings, awarded sales, volume growth, earnings or general belief in our expectations of future operating results, are forward looking statements. The forward-looking statements are subject to risks and uncertainties that may cause actual results to materially differ from those contained in the statements. Some, but not all of the risks, include our ability to obtain future sales, our ability to successfully integrate acquisitions, changes in worldwide economic and political conditions, including adverse effects from terrorism or related hostilities including increased costs, reduced production or other factors, costs related to legal and administrative matters, our ability to realize cost savings expected, inefficiencies related to production that are greater than anticipated, changes in technology and technological risks, foreign currency fluctuations, increased fuel costs, increased steel costs as it relates to our selling price, work stoppages and strikes at our facilities and that of our customers, the presence of downturns in customer markets where the Company's goods and services are sold, financial and business downturns of our customers or vendors, and other factors, uncertainties, challenges and risks detailed in Tarpon's public filings with the Securities and Exchange Commission. Tarpon does not intend or undertake any obligation to update any forward-looking statements.

Exhibit 99.3 Press Release dated March 31, 2006 announcing termination of the Midwest Transaction

IMPORTANT NEWS FROM

                            TARPON INDUSTRIES, INC.

   TARPON INDUSTRIES TERMINATES AGREEMENT TO ACQUIRE MIDWEST TUBE MILLS, INC.

          Midwest's failure to provide audited financials cancels deal


Marysville, Michigan - March 31, 2006 - Tarpon Industries, Inc. (AMEX: TPO), a manufacturer and distributor of structural and mechanical steel tubing and engineered steel storage rack systems, today announced that it has made the decision to terminate its Definitive Agreement to acquire Midwest Tube Mills, Inc. ("Midwest"), based upon Midwest's inability to provide audited company financial statements and its written advice to Tarpon of a material adverse change in its business and operations. The definitive agreement to acquire Midwest, signed in August 2005, was subject to a number of closing conditions, including the requirement that there not be a material adverse change in the operating results of the acquisition target and Midwest's responsibility to deliver audited financial statements.

"The inability of Midwest to provide audited financial statements in accordance with the agreement, combined with a downturn in the operating results of Midwest, precluded us from reaching a successful conclusion to this acquisition," said Peter Farquhar, CEO of Tarpon Industries. "We are committed to seeking acquisitions that are accretive to our shareholders. There are, however, risks attendant with purchasing companies. If we cannot get comfortable with the financials of an acquisition target, then we will not conclude the acquisition and take on the risks associated with such an endeavor. Tarpon remains committed to expanding its mechanical tubing operations in the United States and Canada and is currently actively engaged in discussions with other acquisition candidates in this market sector."


About Tarpon Industries, Inc.

Tarpon Industries, Inc., through its wholly owned subsidiaries within the United States and Canada, manufactures and sells structural and mechanical steel tubing and engineered steel storage rack systems. Through an aggressive acquisition-driven business model, the company's mission is to become a larger and more significant manufacturer and distributor of structural and mechanical steel tubing, engineered steel storage rack systems and related products. For more information, please visit Tarpon's website at http://www.tarponind.com.


Forward-Looking   Statements

certain statements made by Tarpon in this presentation and other periodic oral and written statements, including filings with the Securities and Exchange Commission, are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, as well as statements which address operating performance, events or developments that we believe or expect to occur in the future, including those that discuss strategies, goals, outlook or other non-historical matters, or which relate to future sales or earnings expectations, cost savings, awarded sales, volume growth, earnings or a general belief in our expectations of future operating results, are forward-looking statements. The forward-looking statements are made on the basis of management's assumptions and estimations. As a result, there can be no guarantee or assurance that these assumptions and expectations will in fact occur. The forward-looking statements are subject to risks and uncertainties that may cause actual results to materially differ from those contained in the statements. Some, but not all of the risks, include our ability to obtain future sales, our ability to successfully integrate acquisitions, changes in worldwide economic and political conditions, including adverse effects from terrorism or related hostilities including increased costs, reduced production or other factors, costs related to legal and administrative matters, our ability to realize cost savings expected, inefficiencies related to production that are greater than anticipated, changes in technology and technological risks, foreign currency fluctuations, increased fuel costs, increased steel costs as it relates to our selling price, work stoppages and strikes at our facilities and those of our customers, the presence of downturns in customer markets where the company's goods and services are sold, financial and business downturns of our customers or vendors, and other factors, uncertainties, challenges, and risks detailed in Tarpon's public filings with the Securities and Exchange Commission. Tarpon does not intend or undertake any obligation to update any forward-looking statements.